UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2042 Corte Del Nogal, Carlsbad, California 92011

(Address of principal executive offices) (Zip Code)

(760) 918-9165

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	QLGN	The Nasdaq Capital Market of The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 13, 2023, Qualigen Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 2, 2023 (the “Proxy Statement”). The final results for each of the matters voted on at the Annual Meeting were as follows:

1. Election of Six Director Nominees:

	Votes For	Votes Withheld	Broker Non-Votes
Michael Poirier	501,410	198,715	1,594,197
Richard David	529,104	171,021	1,594,197
Sidney Emery, Jr.	503,712	196,413	1,594,197
Matthew Korenberg	513,635	186,490	1,594,197
Kurt Kruger	498,936	201,189	1,594,197
Ira Ritter	529,686	170,439	1,594,197

Each director nominee was elected to serve as a director until the Company’s annual meeting of stockholders in 2024, or until such person’s successor is duly elected and qualified or until such person’s earlier resignation, death, or removal.

2. Proposal to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Votes Abstaining
2,101,925	163,263	29,134

The proposal was approved.

3. Proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance to Alpha Capital Anstalt (“Alpha”) of more than 20% of the Company’s issued and outstanding common stock pursuant to the terms and conditions of (a) the 8% Senior Convertible Debenture Due December 22, 2025 in favor of Alpha, and (b) the Company’s common stock purchase warrant dated December 22, 2022 issued to Alpha

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
465,970	223,070	11,085	1,594,197

The proposal was approved.

4. Proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
477,848	206,074	16,203	1,594,197

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: July 13, 2023	By:	/s/ Michael S. Poirier
Michael S. Poirier, Chairman and Chief Executive Officer